EXHIBIT 4.4


                                 AMENDMENT NO. 1
                                       TO
                           AMENDMENT NO. 2 AND WAIVER
                         TO LOAN AND SECURITY AGREEMENT



                                                               July 25, 2002
Congress Financial Corporation, as Agent
1133 Avenue of the Americas
New York, New York 10036

     Reference is made to the Amendment No. 2 to Financing Agreements, dated as of May 17, 2002 ("Amendment No. 2"), by and among Congress Financial Corporation, a Delaware corporation, in its capacity as Administrative Agent, Collateral Agent, Joint Lead Arranger and Joint Bookrunner (in such capacity, "Agent") for the financial institutions from time to time party to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders"), and Charming Shoppes, Inc., a Pennsylvania corporation ("Parent"), Charming Shoppes of Delaware, Inc., a Pennsylvania corporation ("CS Delaware"), CSI Industries, Inc., a Delaware corporation ("CSI"), FB Apparel, Inc., an Indiana corporation ("FB Apparel"), Catherines Stores Corporation, a Tennessee corporation ("Catherines") and Lane Bryant, Inc., a Delaware corporation ("LB", and, together with Parent, CS Delaware, CSI, FB Apparel and Catherines hereinafter referred to each individually, as a "Borrower" and collectively, as "Borrowers"), CS Delaware, in its capacity as agent for itself as a Borrower and for the other Borrowers ("Borrowers' Agent").

     The parties hereto agree that Section 7 of Amendment No. 2 is hereby amended by deleting the reference to "sixty (60) days" in clause (b) thereof and substituting "one hundred twenty (120) days" therefor.

     Except as expressly modified pursuant hereto, no other changes or modifications to Amendment No. 2 are intended or implied and in all other respects Amendment No. 2 is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this amendment and Amendment No. 2, the terms of this amendment shall control.

     This amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                            BORROWERS

                                            CHARMING SHOPPES, INC.

                                            By:      /s/ Eric M. Specter
                                                     -------------------
                                                     Eric M. Specter
                                                     Executive Vice President


                                            CHARMING SHOPPES OF DELAWARE, INC.

                                            By:      /s/ Eric M. Specter
                                                     -------------------
                                                     Eric M. Specter
                                                     Vice President

                                            CSI INDUSTRIES, INC.

                                            By:      /s/ Eric M. Specter
                                                     -------------------
                                                     Eric M. Specter
                                                     Vice President

                                            FB APPAREL, INC.

                                            By:      /s/ Eric M. Specter
                                                     -------------------
                                                     Eric M. Specter
                                                     Vice President

                                            LANE BRYANT, INC.


                                            By:      /s/ Eric M. Specter
                                                     -------------------
                                                     Eric M. Specter
                                                     Executive Vice President


                                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                      [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                            CATHERINES STORES CORPORATION

                                            By:      /s/ Eric M. Specter
                                                     -------------------
                                                     Eric M. Specter
                                                     Executive Vice President



BORROWERS' AGENT


CHARMING SHOPPES OF DELAWARE, INC.,
as Borrowers' Agent

By:      /s/ Eric M. Specter
         Eric M. Specter
         Vice President



         AGENT

         CONGRESS FINANCIAL CORPORATION,
         as Administrative Agent, on behalf of the Required Lenders and Required Term Loan Lenders


         By:     /s/ Terese K. Gatto

         Title:  Vice President


                                            [SIGNATURES CONTINUED ON NEXT PAGE]

                                      [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


         CONSENTED TO:

         By Each of the Obligors
         on Exhibit A Annexed Hereto

                 /s/ Eric M. Specter

         Its:  In the capacity as set forth on Exhibit A

         By Each of the Obligors
         on Exhibit B Annexed Hereto

                /s/ Colin D. Stern

         Its:  Vice President

                                   EXHIBIT "A"

ERIC M. SPECTER
CATHERINES, INC.                                        Vice President
CATHERINES C.S.A.C, INC.                                Vice President
CATHERINES C.S.I.C., INC.                               President
CATHERINES.COM, INC. (DE)                               Vice President
CATHERINES.COM, INC. (TN)                               Vice President
CATHERINES OF CALIFORNIA, INC.                          Vice President
CATHERINES OF NEVADA, INC.                              Vice President
CATHERINES OF PENNSYLVANIA, INC.                        Vice President
CATHERINES PARTNERS-INDIANA, L.L.P. by its
   Managing Partner, Catherines Stores of Indiana, Inc. Vice President CATHERINES PARTNERS-TEXAS, L.P. by its General
   Partner, Catherines Stores of Texas, Inc.            Vice President
CATHERINES PARTNERS-WASHINGTON, G.P. by its
   Managing Partner, Catherines, Inc.                   Vice President
CATHERINES STORES OF INDIANA, INC.                      Vice President
CATHERINES STORES OF TEXAS, INC.                        Vice President
CHARM-FIN STORES, INC.                                  Vice President
CHARMING SHOPPES INTERACTIVE, INC.                      Vice President
CS INVESTMENT COMPANY                                   President
CSD ACQUISITION CORP.                                   Vice President
C.S.I.C., INC.                                          President
CSIM, INC.                                              President
KAFCO DEVELOPMENT CO., INC.                             Vice President
COLUMBIA #2589 DEVELOPMENT CO., INC.                    Vice President
FESTUS #2733 DEVELOPMENT CO., INC.                      Vice President
MACOMB #2619 DEVELOPMENT CO., INC.                      Vice President
ROLLA #2685 DEVELOPMENT CO., INC.                       Vice President
SIKESTON #2736 DEVELOPMENT CO., INC.                    Vice President
YUCCA #2524 DEVELOPMENT CO., INC.                       Vice President
FASHION BUG OF CALIFORNIA, INC.                         Vice President
FB CLOTHING, INC.                                       Vice President
FB DISTRO, INC.                                         Vice President
FSHC, INC.                                              Vice President
LANCO, INC.                                             Executive Vice President
LANE BRYANT PURCHASING CORPORATION                      Executive Vice President
LBH, INC. (NV)                                          Executive Vice President
MODERN WOMAN HOLDINGS, INC.                             Vice President
MODERN WOMAN, INC. (DE)                                 Vice President
MODERN WOMAN, INC. (MI)                                 Vice President
MODERN WOMAN SPECIALTY, INC.                            Vice President
(CATHERINE'S) OPERATING STORE CORPORATIONS              Vice President
(FASHION BUG) OPERATING STORE CORPORATIONS              Vice President
SIERRA NEVADA FACTORING, INC.                           Executive Vice President
VENICE ACQUISITION CORPORATION                          Vice President
WINKS LANE, INC.                                        Vice President

                                   EXHIBIT "B"

COLIN D. STERN
C.S.A.C., INC.                                          Vice President
C.S.F. CORP.                                            Vice President